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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                AMENDMENT TO

                                FORM 8-K/A-1

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported)     April 24, 1996
                                                --------------------------------
                                                     (April 18, 1996)



                              Teltronics, Inc.
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           (Exact Name of Registrant as specified in its charter)




Delaware                               0-17893                 59-2937938
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                              Identification
                                                               Number)



2150 Whitfield Industrial Way          Sarasota, Florida         34243-9706
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(Address of principal executive offices)                         (Zip code)



Registrant's telephone number, including area code    (941) 753-5000
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This document consists of 9 pages.

The Exhibit Index appears on page 2.

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Item 5. Other Events.


        On April 18, 1996, ISL, Inc. ("ISL"), a Delaware corporation and a wholly owned subsidiary of the Registrant acquired certain assets and technology from Interactive Solutions, LLC, a Kentucky limited liability company and its three members (the "Members") pursuant to an Agreement of Sale dated March 27, 1996, attached as an Exhibit to Registrant's Report on Form 8-K filed April 5, 1996 as amended by an Amendment to Agreement of Sale dated April 18, 1996 ("Agreement") attached as an Exhibit to this Report. Under the Agreement, ISL acquired all of Interactive's and its Members' rights to and in certain technology for a small, self-contained, voice activated, portable, pentium(R) processor driven, multimedia computer ("Technology") and other Purchased Assets described in the Agreement in exchange for the assumption of certain indebtedness of Interactive and its Members and possible future issuance of up to 1,000,000 shares of the Registrant's Non-Voting Common Stock (the "NVC Shares"), if authorized, upon the satisfaction of certain conditions, including the award of significant contracts ("Contract") to ISL utilizing the Technology. The NVC Shares, if issued, would be subject to several conditions, including an escrow to secure certain indemnification obligations of Interactive and its Members. There can be no assurance that a Contract will be awarded or, if awarded, that the Contract will contain the terms and conditions required to obligate ISL to deliver any or all of the NVC Shares.

        There are numerous other provisions in the Agreement filed as Exhibits to Registrant's Report on Form 8-K filed April 5, 1996 and this Report which are important in order to derive a full understanding of the acquisition of the Technology. The above summary is qualified in its entirety by reference to text and the terms and conditions of the Agreement.

Item 7. Financial Statements and Exhibits.

       (a) Not Applicable.

       (b) Not Applicable.

       (c) Exhibits.

           (1) Amendment to Agreement of Sale dated the 18th day of April, 1996 by and among Interactive, its Members and ISL.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Teltronics, Inc.
                                        (Registrant)

Dated:  April 24, 1996


                                  By:   /s/ Ewen Cameron
                                     ----------------------------------------
                                        Ewen Cameron
                                        President and Chief Executive Officer